Citizens South
Banking Corporation
Howe Barnes Hoefer & Arnett
Chicago, IL
May 27, 2011
NASDAQ: CSBC

Forward Looking Statements
 Statements contained in this presentation, which are not historical facts, are forward looking statements. The Company’s senior management or directors may from time to time make public forward looking statements concerning matters herein. Such forward looking statements are estimates reflecting the best judgment of senior management or the directors based on current information. A number of factors that could affect the accuracy of such forward looking statements are identified in the public filings made by the Company with the Securities and
Exchange Commission on Forms 10-Q and 10-K. The Company undertakes no obligation to publicly revise any forward looking statements to reflect events and circumstances that may arise after the date hereof. There can be no assurance the such factors will not affect the accuracy of such forward looking statements.

Overview of Presentation
•     Corporate Profile
•     Financial Performance Trends
•     Asset Quality Trends
•     Experienced Management Team
•     Market Data
•     FDIC- Assisted Acquisitions
•     Long-Term Objectives
•     Future Opportunities

Corporate Profile
•     Founded in 1904
•     Converted from a Mutual in 1998
•     Four acquisitions since 2001
      •     Two FDIC-assisted transactions
•     Twenty-one offices in NC, SC, and GA
•     Assets exceeding $1.1 billion

CITIZENS SOUTH

## Net Interest Margin

4.00%
3.00%
2.00%
1.00%
0.00%
3.12%
3.22%
3.48%
3.42%
3.25%
3.42%
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11

## Total Risk-Based Capital Ratio

20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
14.07%
15.53%
16.78%
16.83%
16.80%
16.68%
Total RBC
Capital Adequacy Threshold
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11

## Yield on Assets / Cost of Funds

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
YOA
COF
4.98%
5.02%
4.96%
4.91%
4.68%
4.62%
2.09%
2.01%
1.72%
1.66%
1.51%
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11

## Tangible Common Equity Ratio

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
6.47%
5.78%
6.86%
6.74%
6.69%
6.73%
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11

Financial Performance Trends

CITIZENS SOUTH

Consumer /HELOC 17.43%
1-4 Residential 19.43%
Construction 2.62%
C&I 6.38%
Land and A&D 11.79%
Other CRE 25.85%
Owner Occupied CRE 13.42%
Multifamily 3.08%

## March 31, 2011

| | | |
|---|---|---|
| 1-4 Residential | $ 140,814 | 19.43% |
| Construction | 18,983 | 2.62% |
| Land and A&D | 85,403 | 11.79% |
| Multifamily | 22,330 | 3.08% |
| Owner Occupied CRE | 97,216 | 13.42% |
| Other CRE | 187,353 | 25.85% |
| C&I | 46,253 | 6.38% |
| Consumer/HELOC | 126,303 | 17.43% |

**Total: $ 724,655**

Non-Covered Loan Portfolio
Composition (000’s)

CITIZENS SOUTH

CDARs
1.44%
DDA
9.41%
NOW
20.35%
CD
49.60%
MMDA
17.09%
Savings
2.11%

## March 31, 2011

| | | | |
|---|---|---|---|
| DDA | $ | 78,342 | 9.41% |
| NOW | | 169,482 | 20.35% |
| MMDA | | 142,307 | 17.09% |
| Savings | | 17,565 | 2.11% |
| CD | | 413,076 | 49.60% |
| CDARs | | 12,031 | 1.44% |
| **Total:** | **$** | **832,803** | 100.00% |

Deposit Composition (000’s)

# CITIZENS SOUTH

## Net Charge-Offs / ALLL Balance

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$9,189
$9,230
$9,797
$10,752
$11,924
$12,006
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
NCOs
ALLL Balance (Quarter End)

## ALLL / Total Loans

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.51%
1.52%
1.62%
1.81%
2.02%
2.05%
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
ALLL / Total Loans

## NCOs / Avg. Loans

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.93%
1.98%
1.61%
1.36%
2.59%
1.99%
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
NCOs / Avg. Loar

## NPAs / Assets

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.15%
1.69%
1.97%
2.61%
2.26%
3.19%
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
NPAs / Assets

Asset Quality Trends

CITIZENS SOUTH

| | | |
|---|---|---|
| • Kim S. Price, President/CEO<br>28 Years Banking Experience | First Nat'l Bank of Shelby,<br>1st Home Federal S&L | B.S.B.A., ASU - 1977<br>Graduate School of Banking, LSU |
| •Dan M. Boyd, EVP and COO<br>27 Years Banking Experience | First Gaston Bank,<br>Wachovia Bank | B.S.B.A., Wake Forest – 1983 |
| •Gary F. Hoskins, EVP and CFO<br>23 Years Banking Experience | OTS,<br>FHLB | B.S. Business Finance,<br>University of Montevallo - 1986 |
| •Ken A. Icenhour, EVP and CRO<br>28 Years Banking Experience | Suntrust Bank,<br>BB&T | B.A. History, UNC - 1974<br>M.B.A. Finance, UNC - 1981 |
| •Don Flowe, SVP Commercial Bkg.<br>18 Years Banking Experience | South Trust Bank,<br>First Charter Bank | B.S.B.A., UNC Charlotte - 1987<br>M.B.A., Duke - 1997 |
| •Steve Huffstetler, SVP Mortgage Bkg.<br>31Years Banking Experience | RBC Centura Bank<br>First Union National Bank | B.S.B.A., Belmont Abbey - 1999<br>Graduate School of Banking, LSU |
| •Tony Stancil, SVP,<br>North Georgia Market President<br>26 Years Banking Experience | Crescent Bank & Trust Co.,<br>Regions Bank | B.B.A., Finance, UGA - 1986 |

Experienced Management Team
Name and Experience
Prior Service
Education

CITIZENS SOUTH

77
85
Raleigh
Asheville
Charlotte
85
Greenville
75
77
20
Columbia
20
Atlanta
85
Charleston

Citizens South Headquarters
Citizens South Bank Locations
Market Area-2011
Bank of Hiawassee Locations

CITIZENS SOUTH

| Charlotte Area's Fortune 500 Headquarters | | |
|---|---|---|
| **Name** | **Revenue** | **Rank** |
| Bank of America (Banking) | $150.5 billion | 5 |
| Lowe's (Retail) | $47.2 billion | 42 |
| Duke Energy (Utilities) | $12.7 billion | 181 |
| Nucor (Metals) | $11.2 billion | 206 |
| Family Dollar (Retail) | $7.4 billion | 305 |
| Goodrich Corp. (Aerospace and Defense) | $6.7 billion | 334 |
| Sonic Automotive (Automotive Retailing) | $6.3 billion | 345 |
| SPX (Electronics) | $4.9 billion | 427 |

Charlotte Market Data
•     Eight Fortune 500 companies are headquartered in Charlotte.(1)
•      Housing prices in the market have stabilized.(2)
•      Increasing business diversification is a source of strength.
      •      NASCAR
      •      Energy
      •      Technology
(1) Charlotte Chamber of Commerce
(2) Case-Shiller home-price index, February 2011

CITIZENS SOUTH

| | Financial Institution | June 30, 2010 Deposits | Market % |
|---|---|---|---|
| 1 | Bank Of America | $51,039,137 | 56.01% |
| 2 | Wells Fargo Bank | $24,363,866 | 26.74% |
| 3 | Branch Banking&Trust Co | $4,126,790 | 4.53% |
| 4 | First-Citizens Bank&Trust Co | $1,251,248 | 1.37% |
| 5 | Fifth Third Bank | $1,238,028 | 1.36% |
| 6 | Suntrust Bank | $1,119,805 | 1.23% |
| 7 | RBC Bank | $1,091,066 | 1.20% |
| 8 | Yadkin Valley Bank&Trust Co | $749,890 | 0.82% |
| **9** | **Citizens South Bank** | **$621,281** | **0.68%** |
| 10 | SCBT National Assn | $474,729 | 0.52% |
| 11 | Newdominion Bank | $470,993 | 0.52% |
| 12 | Farmers&Merchants Bank | $420,928 | 0.46% |
| 13 | Park Sterling Bank | $377,468 | 0.41% |
| 14 | First Trust Bank | $373,490 | 0.41% |
| 15 | Communityone Bank | $368,921 | 0.40% |
| | 32 Other Institutions | $3,034,621 | 3.33% |
| **Total Deposits** | | **$91,122,261** | |

| | Financial Institution | June 30, 2010 Deposits | Market % |
|---|---|---|---|
| 1 | United Community Bank | $1,564,841 | 53.99% |
| 2 | Community&Southern Bank (ACB) | $668,294 | 23.06% |
| **3** | **Citizens South Bank (BOH and NHB)** | **$350,352** | **12.09%** |
| 4 | Branch Banking&Trust Co | $126,537 | 4.37% |
| 5 | Appalachian Cmty Bank Fsb | $62,351 | 2.15% |
| 6 | Cadence Bank N A | $35,081 | 1.21% |
| 7 | Suntrust Bank | $28,183 | 0.97% |
| 8 | Regions Financial Corp. (AL) | $24,200 | 0.83% |
| 9 | Stephens Federal Bank | $23,198 | 0.80% |
| 10 | SCBT National Assn (Community B&T) | $15,335 | 0.53% |
| **Total Deposits** | | **$2,898,372** | |

Deposit Market Share (06/30/2010)
Deposit Data Source: SNL Financial and FDIC Deposit Market Share Report of 06/30/2010.
*Includes deposit market share data for New Horizons Bank’s county of operation as of 06/30/2010.
NC/SC Counties with a CSB Office
2010 Deposit Share
(in thousands)
GA Counties with a CSB Office
2010 Deposit Share*
(in thousands)

Bank of Hiawassee Acquisition
     •     Acquisition date - March 19, 2010
     •     Over 100 years old
     •     $286 million in assets:
           •     Approximately $230 million in loans
           •     Approximately $291 million in deposits
     •     Loss sharing agreement with FDIC covers all acquired
             loans, and reimburses 80% of losses
     •     Located in Northeast Georgia
     •     Four full-service locations

New Horizons Bank Acquisition
     •     Acquisition Date: April 15, 2011
     •     $107.6 million in assets:
     •     Approximately $76.1 million in loans
     •     Approximately $101.9 million in deposits
     •     Loss sharing agreement with FDIC covers
             substantially all acquired loans, and reimburses 80%
             of future losses
     •     Located in Northeast Georgia
     •     One full-service location

Long-Term Objectives
•     Broadened Geographic Footprint (Western NC and
      Upstate SC)
•     FDIC-assisted Transactions
•     Traditional Acquisitions
•     More Disciplined Operating Model
      •     Relationships vs. Transactions
•     Improved Pricing (Loans and Deposits)
•     Management Team - Depth & Breadth

Future Opportunities
•     Consolidated Industry
•     Challenges Present Opportunities
•     Regulatory Reform
•     TARP
•     Higher Capital Requirements
•     Charter Choice

Contact Information
Citizens South Banking Corporation
Nasdaq: CSBC
519 South New Hope Road
Gastonia, NC 28054
For More Information Contact
Kim S. Price
President and Chief Executive Officer
Citizens South Banking Corporation
(704) 884-2260